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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Primal Solutions, Inc. on Form S-8 of our report dated March 10, 2000, appearing in the prospectus of Primal Solutions, Inc. filed on February 14, 2001 pursuant to Rule 424(b)(3) (SEC File No. 333-46494).


/s/  Deloitte & Touche LLP

Costa Mesa, California

May 3, 2001